Improving Quality, Experiences, and Productivity Cathy Doherty Executive Vice President, Regional Businesses Alex Louis Senior Vice President, Enterprise Operations Investor Day 2025 Quest Diagnostics

2 INVESTOR DAY 2025 Quest Diagnostics Safe harbor disclosure The statements in this presentation which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners, acquisitions and other factors discussed in the company's most recently filed Annual Report on Form 10-K and in any of the company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports.

3 INVESTOR DAY 2025 Quest Diagnostics Key highlights Our operational strategy is focused on improving quality, customer and employee experiences, and productivity We see ample runway to continue to generate 3% in annual cost savings and productivity through Invigorate We will realize productivity improvements across our entire order-to-cash process by Standardizing, simplifying, and digitizing our processes Optimizing quality and productivity with AI and automation Attracting and retaining engaged, customer-centric employees

4 INVESTOR DAY 2025 Quest Diagnostics 3% annual productivity and cost savings target through Invigorate People Customer-centric and highly-engaged employees driving performance and innovation Technology Automation, AI, and new software tools enabling operational excellence Process Lean, standardized, and digital processes powering experience and productivity Enterprise operations Talented people, lean processes, and technology investments improve quality, productivity, and the customer experience SUPERIOR CUSTOMER EXPERIENCE AND COST EXCELLENCE ACROSS ORDER TO CASH

5 INVESTOR DAY 2025 Quest Diagnostics We are making improvements across our order-to-cash value stream People Customer-centric and highly engaged employees driving performance and innovation Process Lean, standardized, and digital processes powering experience and productivity Technology Automation, AI, and new software tools enabling operational excellence Onboard Order Collect Test Result Bill Service $ Transport

6 INVESTOR DAY 2025 Quest Diagnostics We are driving productivity across the order-to-cash value stream... 5% 14% 5% 11% 3% 8% 45% 12% All productivity improvements compared to 2022 performance, except eBills delivered, which is compared to 2023 performance; reqs per day per FTE excludes COVID Patients served per FTE per day Non-productive stops Requisitions per day per FTE Calls per 100 requisitions Accounts set up within 3 days Electronic order rate MyQuest result views eBills delivered Onboard Order Collect Test Result Bill Service $ Transport

7 INVESTOR DAY 2025 Quest Diagnostics …while improving customer experiences Customer Satisfaction Score CSAT Net Promoter Score NPS Patients 89% 74 Physicians 86% 57 Key customer experience metrics Onboard Order Collect Test Result Bill Service $ Transport

8 INVESTOR DAY 2025 Quest Diagnostics We are simplifying the patient journey through digitization Digitizing customer interaction to keep patients informed and prepared before their visit Reducing administrative tasks in the PSC, enabling employees to focus on service Streamlining patient access to results and engaging them through the process Pre-visit Visit Post-visit Collect Result MyQuest A Andrew Results In progress A A

9 INVESTOR DAY 2025 Quest Diagnostics We are transforming our logistics with AI Transport Route Optimization (Details and Automation) Dynamic routing capabilities to increase on-road efficiencies Enhanced visibility into on-road operations with real-time driver positioning and mapping Real-time operational insights including live lab arrival profiles Advanced voice recognition software that digitally interacts with clients to schedule routine pickups Reduces client wait times, improving client experience Increases capacity for staff to take higher priority requests, increasing efficiency Routing capabilities Voice recognition

10 INVESTOR DAY 2025 Quest Diagnostics We are improving our billing process through digitization Bill $ Quest Welcome to Quest's billing services Leveraging machine learning to better understand insurance denial data Lnking transaction data (claim and claim response) to enable enhanced identification of trends and shifts in patterns of denials and reimbursements Trends now identified in days instead of weeks, informing our upfront editing and trailering processes Improved, mobile-friendly digital billing experience that seamlessly integrates into MyQuest Simplified bill lookup, shopping-cart experience, and convenient 1-time verification process Digital billing Machine learning

11 INVESTOR DAY 2025 Quest Diagnostics Service = 100% = 12.2M 100% = 13.2M 2023 2024 Phone Email Chat 71% 18% 11% 75% 19% 6% We are improving client service through technology We have a multi-channel, digital-first, customer service strategy that leverages AI 5.5 2022 2024 Calls/100 reqs Contact center interactions 5.5 6.0

12 INVESTOR DAY 2025 Quest Diagnostics We are driving quality, flexibility, and productivity in all our labs through our touchless, trackless lab vision Test Automated 3 labs Automation throughout the lab Front end Sorting, accessioning Analytical process Instrument loading, testing Storage and retrieval Transportation Using innovation and unique solutions Modular automated solutions Partnering with automation vendors to deploy lab-specific solutions Clifton Lenexa Marlborough

13 INVESTOR DAY 2025 Quest Diagnostics Test Our automated accessioning station will dramatically speed up specimen management 3X Increase in departmental productivity

14 INVESTOR DAY 2025 Quest Diagnostics Test Cobots can supplement labor for highly repetitive and transport tasks 2X Efficiency in samples handling

15 INVESTOR DAY 2025 Quest Diagnostics Test QuantiFERON pre-analytical automation eliminates the manual labeling and racking of tubes needed to perform TB testing ~90% reduction in human touches ~2.5X processing speed

16 INVESTOR DAY 2025 Quest Diagnostics Test Hologic Genius Digital Cytology implementation will improve productivity, medical quality, and ease the risk of cytotechnologist staffing shortages >40% Improvement in resource productivity Genius 57001579999028 Gyn Approximate Cell Count: 75600 Algorithm Version 1.0.12.0

17 INVESTOR DAY 2025 Quest Diagnostics Modernize systems | Improve customer experiences | Lower IT spend | Improve productivity Project Nova We are transforming our order-to-cash process through Project Nova EMRs Ortec QBS EMRs Quanum Salesforce MyQuest QSuite LIS Esoteric/Genetic LIS AP/Derm LIS EMRs IT initiative will modernize underlying applications to improve customer experiences and lower IT costs IDAA QDTRac Onboard Order Collect Test Result Bill Service $ Transport Quanum

18 INVESTOR DAY 2025 Quest Diagnostics We are investing in our people and our culture... Targeted retention programs Targeted wage adjustments Making every job better and easier Customer-first training programs Highly engaged employees who are empowered to problem solve every day

19 INVESTOR DAY 2025 Quest Diagnostics ....and see results in engagement scores and reduced attrition ~15% ~24% ~21% ~18% YE '19 YE '22 YE '23 YE '24 >5 percentage point improvement in 2 years Frontline voluntary turnover We have a highly engaged workforce And we are reducing attrition Employee engagement score above industry average Employee Engagement Score Healthcare benchmark 73 75

20 INVESTOR DAY 2025 Quest Diagnostics Key takeaways Our operational strategy is focused on improving quality, customer experience, and productivity We see ample runway to continue to generate 3% in annual cost savings and productivity through Invigorate We will realize productivity improvements across our entire order-to-cash process by Standardizing, simplifying, and digitizing our processes Optimizing quality and productivity with AI and automation Attracting and retaining engaged, customer-centric employees